UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 31, 2012, Wilhelmina International, Inc. (the “Company”) issued a press release reporting certain preliminary financial results and financial information for the quarter ended June 30, 2012.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The press release contains information regarding Gross Billings and Adjusted EBITDA.

Gross Billings represents all amounts billed by the Company during the applicable reporting period and excludes the impact of revenue recognition policies in accordance with United States generally accepted accounting principles (“GAAP”).  Adjusted EBITDA is computed as operating income (loss) before depreciation and amortization and corporate overhead at the holding company level.

Gross Billings and Adjusted EBITDA are non-GAAP financial measures, defined as a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in a company’s statements of operations, balance sheets or statements of cash flows.  Because comparable GAAP financial measures are not able to be determined by the Company at the current time, management does not believe it is able to reconcile the non-GAAP information provided without unreasonable effort.  Accordingly, such information has not been provided.

Gross Billings and Adjusted EBITDA are used by the Company in its planning and budgeting processes and to monitor and evaluate its financial and operating results. The Company believes that these measures are useful to investors because they provide an analysis of financial and operating results using the same measure that the Company uses in evaluating itself.  The Company also believes that these measures provide stockholders and potential investors with a means to evaluate the Company’s financial and operating results against other companies within the Company’s industry.  However, the Company’s calculation of Gross Billings and Adjusted EBITDA may not be consistent with the calculation of this measure by other companies in the Company’s industry.

Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income (loss) as an indicator of the Company’s operating performance or cash flows from operating activities, as a measure of liquidity or as any other measure of performance derived in accordance with GAAP.

Item 8.01.	Other Events

On July 31, 2012, the Company consummated a repurchase of a total of 8,000,000 shares of its common stock at a price of $.126 per share.  The transaction was effected through a broker dealer making a market in the Company’s shares on behalf of an affiliate of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ John Murray
		Name:	John Murray
		Title:	Chief Financial Officer